Exhibit 99.2

Vivani™
Nasdaq: VANI

Vivani Medical, Inc.

Guaranteed Adherence.
Better Outcomes.


Vivani
Entrance

www.vivani.com

November 2026

Disclaimers

The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created by those sections. All statements in this release that are not based on historical fact are "forward looking statements." These statements may be identified by words such as "estimates," "anticipates," "projects," "plans" or "planned," "strategy," "goal," "seeks," "may," "will," "expects," "intends," "believes," "should," and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments that Vivani Medical, Inc. ("Vivani", the "Company", "we" or "us") expects or anticipates will occur in the future, such as stated objectives or goals, our products and their therapeutic potential and planned development, the indications that we intend to target, our technology, our business and strategy, milestones, addressable markets, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this presentation on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors. These risks and uncertainties include, but are not limited to, that we may fail to commence our planned future clinical trials for products under development; conduct any pre-clinical activities of our other products; our products may not demonstrate safety or efficacy in clinical trials; we may fail to secure marketing approvals for our products; there may be delays in regulatory approval or changes in regulatory framework that are out of our control; our estimation of addressable markets of our products may be inaccurate; we may fail to timely raise additional required funding; more efficient competitors or more effective competing treatment may emerge; we may be involved in disputes surrounding the use of our intellectual property crucial to our success; we may not be able to attract and retain key employees and qualified personnel; earlier study results may not be predictive of later stage study outcomes; and we are dependent on third-parties for some or all aspects of our product manufacturing, research and preclinical and clinical testing. Additional risks and uncertainties are described in our Annual Report on Form 10-K filed on March 26, 2026, our Quarterly Report on Form 10-Q filed on November 12, 2026, and our subsequent filings with the U.S. Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and the Company's own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. All of our therapies are still investigational and have not been approved by any regulatory authority for any use.

Vivani Medical, Inc.

Miniature implants dosed once or twice a year, designed to address the adherence and tolerability barriers that limit GLP-1 therapy today

Our focus: Enhance patient outcomes in $190B projected* GLP-1 market via differentiated route of administration designed to improve patient adherence, tolerability, and convenience.

Platform Technology: NanoPortal™, a proprietary miniature, subdermal implant designed for smooth and steady drug release over 6 months, 12 months, or longer

Lead program: NPM-139 (semaglutide) ultra-long-acting implant for chronic weight management in obese and overweight individuals

Nasdaq: VANI

Phase 1 SLIM-1™ trial completed

- Strong safety and tolerability profile observed for NPM-139
- Encouraging delivery profile
- Encouraging preclinical translation, enabling streamlined development

NPM-139 is designed to:

- Replace weekly or monthly dosing with a once- or twice-yearly implant
- Ensure adherence for the life of the implant
- Improve tolerability

Novo Nordisk NPM-139 evaluation ongoing

Highly specialized **in-house manufacturing** operations

*Morgan Stanley Research published in April 2026 estimates the global GLP-1 market could reach approximately $190 billion by 2035 across obesity and diabetes, with an obesity-only TAM of approximately $150 billion. Current eligible-patient penetration in the U.S. is estimated at approximately 6%; a bull-case projection is approximately $240 billion. https://www.morganstanley.com/insights/articles/glp1-weight-loss-market-may-double-190-billion-2035

NPM-139 is designed to address adherence and tolerability barriers to sustained GLP-1 therapy

A removable, once- or twice-yearly subdermal semaglutide implant for chronic weight management

Real-World Adherence Gaps

Existing GLP-1 Treatments[1]:

>50% of patients regularly miss doses
>50% discontinue by year 1
~75% discontinue by year 2

NPM-139

One implant replaces up to 52 weekly injections
Adherence is assured for 6 or 12 months

GI Intolerability

Existing GLP-1 Treatments:

GI side effects are the leading medical reason patients stop therapy, particularly during dose escalation

NPM-139

Smooth and steady release is designed to avoid the peak plasma levels that are thought to drive GI events

[1] Gleason, P. P., Urick, B. Y., Marshall, L. Z., Friedlander, N., Qiu, Y., & Leslie, R. S. (2024). Real-world persistence and adherence to glucagon-like peptide-1 receptor agonists among obese commercially insured adults without diabetes. *Journal of managed care & specialty pharmacy, 30*(8), 860–867. https://doi.org/10.18553/jmcp.2024.23332

Most patients discontinue GLP-1 therapy within one year, limiting long-term benefits

Real-world discontinuation rates for obesity therapies show **the unmet need is significant**.

- **NPM-139** semaglutide implant is designed to guarantee adherence during the entire once- or twice-yearly dosing interval

Large Retrospective Cohort Study* (N=1,911)



6 months
12 months
100%
75%
50%
25%
0%
Percent Remaining on Therapy
Illustrative Scenario** :
50%+ improvement could translate to meaningfully improved patient outcomes
Semaglutide
Liraglutide
Phentermine-topiramate
Naltraxone-bupropion
Orlistat
NPM-139**

** NPM-139 not included in this Large Retrospective Cohort Study, included for illustrative purposes only; assumes full replacement at 6 months

Vivani

* Published in Obesity, December 8, 2023



GI side effects drive substantial levels of medical discontinuation of GLP-1 therapy

Nausea, vomiting and diarrhea are reported by a large share of patients across approved and late-stage GLP-1 therapies

25–44%

Nausea

Reported across approved and late-stage GLP-1 therapies; the most common GI event in the class

8–24%

Vomiting

Most frequent during dose escalation, when plasma levels step up with each titration

9–30%

Diarrhea

With nausea, the top reason for GI-related treatment discontinuation

Tolerability-related dropouts cluster in the dose-escalation phase, when each titration step raises peak plasma levels. The problem is the dose ladder as much as the molecule.

Sources: UBS Research, Oct 2026 (GI event prevalence across GLP-1 therapies); Jefferies Research, Oct 2026 (timing of discontinuation relative to dose escalation). Ranges pool multiple agents and trials and describe the class, not any single product label.

GLP-1 (semaglutide) discontinuation leads to rapid hunger-induced weight rebound

Sudden semaglutide withdrawal produces immediate rebound hunger, leading to rapid weight regain mediated by greater food consumption

NPM-139 semaglutide implant is designed to keep patients on therapy by addressing adherence and tolerability barriers


68-week treatment phase
52-week off-treatment extension phase
Body weight (%) – change from baseline
Body weight (kg) – change from baseline
Semaglutide 2.4 mg arm
Placebo arm
Time since randomization (wk)
2
0
−2
−4
−6
−8
−10
−12
−14
−16
−18
0
−5
−10
−15
0 4 8 12 16 20 28 36 44 52 60 68 75 80 104 120

STEP 1 Extension: Semaglutide Withdrawal From Novo Nordisk Wegovy® Clinical Program

[1] Wilding et al., *Diabetes, Obesity and Metabolism*, 2022

Vivani

Large pharma is investing heavily in extending GLP-1 dosing intervals

Approved GLP-1s are dosed daily or weekly.

APPROVED TODAY

- **Wegovy® pill (semaglutide)** Novo Nordisk · oral
- **Wegovy®** Novo Nordisk · injection
- **Foundayo (orforglipron)** Eli Lilly · oral
- **Zepbound® (tirzeptide)** Eli Lilly · injection
- **Saxenda® (liraglutide)** Novo Nordisk · injection

AVAILABLE AS WEEKLY INJECTIONS OR DAILY PILLS

Recent investments target monthly and beyond.

WHERE PHARMA IS INVESTING (SELECT TRANSACTIONS)

Pfizer / Metsera
Phase 2 asset at acquisition targeting monthly injectable
~$10B acquisition

Eli Lilly / Camurus
Phase 1b asset targeting monthly semaglutide depot
Up to $870M

IN-HOUSE PROGRAMS
Amgen MariTide
Phase 3 asset targeting monthly and "extended-interval" dosing
Viking VK2735
Phase 3 assets targeting biweekly and monthly dosing

Novo Nordisk / Nanexa
Preclinical asset targeting monthly and quarterly dosing
Up to ~$1.3B

Vivani is developing once- or twice-yearly dosing

VIVANI NANOPORTAL (IN DEVELOPMENT)

NPM-139

Subdermal semaglutide implant designed for

Adherence Guaranteed
Throughout the once- or twice-yearly dosing interval

Improved Tolerability
SLIM-1 data and NanoPortal technology suggest potential for best-in-class tolerability profile

Reversibility
Reversibility if discontinuation is warranted due to pregnancy or aspiration risk in surgery (unlike other ultra-long-acting technologies)

Daily — Weekly — Monthly — Quarterly — Twice-yearly — Once-yearly

Dosing interval → fewer administrations per year

Deal values are headline/up-to amounts including milestones and contingent payments; not all will be paid. ~$12B = Pfizer/Metsera (up to $10B incl. CVR; closed Nov 2025) + Novo Nordisk/Nanexa (up to EUR 1.165B; Sep 2026) + Eli Lilly/Camurus (up to $870M; Jun 2025). MariTide: Phase 3 MARITIME program. VK2735: maintenance study topline Sep 22, 2026. Wegovy® pill approved Dec 2025; Foundayo (orforglipron) approved Apr 2026. NPM-139 is investigational; dosing intervals are development targets. Sources: company announcements.

Company pipeline utilizing NanoPortal platform

If approved, Vivani products would provide a differentiated ultra-long-acting option for patients



Indication
Feasibility
Preclinical
Clinical
Vivani
Obesity/Weight Management
NPM-139
semaglutide
Type 2 Diabetes
NPM-133
semaglutide
Obesity/Weight Management
Next-generation incretins*
Partnered
Canine & Feline Obesity
OKV-119**
exenatide

*This includes a number of next-generation incretins (i.e., more potent and/or multi-agonists), including retatrutide. Early retatrutide implant PK data is featured in this presentation.
**In partnership with Okava Pharmaceuticals, Inc.

NanoPortal: Good things come in small packages

01
GLP-1 implant & applicator



Implant size varies depending upon dose, duration, and potency



Simple administration, in-office procedure to insert the implant comfortably under the skin for once- or twice-yearly dosing designed to produce Wegovy®-level efficacy

02
NanoPortal device elements

- Biocompatible materials
- Designed to assure adherence
- Long-term delivery


Reservoir
Medication
Nanotubes

03
NanoPortal technology

- Nanotube pore size is precisely tunable to achieve near-constant release profiles
- Stable and tunable release profile


No release
Pore too small
Constant release rate
Target pore size
Rapid release
Pore too large

Vivani

Proprietary NanoPortal implant technology delivers smooth, near-constant drug release avoiding peaks and troughs associated with orals, injectables and missed dosing



Six-month configuration
In Vitro Release-Rate (µg/day)
0
20
40
60
80
0
30
60
90
120
150
180
Time (Days)

In vitro exenatide release-rate. Day 1 timepoint includes cumulative release over the first day including a separately measured 1st hour of release, which was ~7 µg for the high-dose and ~4 µg for the low-dose. Values are mean ± SD.

*Release-rates include exenatide and related substances.

Prototype NPM-139 demonstrates sustained weight loss and delivery for a full year


A
Plasma Concentration (ng/mL (normalized to 250 g))
Prototype NPM-139, n=7 (explanted Day 168)
Prototype NPM-139, n=3 (explanted Day 364)
Explanted devices
0
200
400
600
800
1000
1200
1400
1600
1800
0 28 56 84 112 140 168 196 224 252 280 308 336 364 392 420
Time (Days)
B
ΔWeight vs Control (%)
Sham (Control), n=3
NPM-139, n=3 (explanted Day 364)
explanted devices
20
10
0
−10
−20
−30
−40
−50
0 28 56 84 112 140 168 196 224 252 280 308 336 364 392 42
Time (Days)

Prototype NPM-139 (semaglutide implant), prior to PK optimization. *In Vivo* Pharmacokinetics and Weight loss vs. control in Sprague-Dawley Rats (A). % weight loss from baseline normalized to a sham-implant control (B). Values are mean ± SE.

Normalized semaglutide plasma concentrations remain measurable throughout the entire 364-day duration. Implant removal results in immediate decline in plasma levels, as expected.

Vivani

NPM-139 provides steady preclinical pharmacokinetics


NPM-139 Configuration 1, n=5*
NPM-139 Configuration 2, n=7
Plasma Concentration (ng/mL, normalized to 250g)
1000
800
600
400
200
0
0
14
28
42
56
70
84
Time (Day)

***In vivo* pharmacokinetics of NPM-139 (semaglutide implant) configurations in Sprague-Dawley rats.** Values are mean ± SE.

*****n=5 through day 28; two implants removed at Day 28 for characterization, n=3 thereafter.

NPM-139 Phase 1 study design: SLIM-1™

Primary Objectives
Safety/tolerability assessment and pharmacokinetic characterization

Key Inclusion/Exclusion Criteria
18-55 years old; overweight or obese (BMI 27-40)
Otherwise healthy (no T2D)


Screen and Randomize (~21 days)
Treatment (4 Weeks)
EOT
NPM-139 (semaglutide implant, ~0.25 mg/week, n=10)
Wegovy® (semaglutide injection, 0.25 mg/week, n=10)
Week
1
2
3
4
5

T2D = Type 2 Diabetes; EOT = End of Treatment

SLIM-1 topline results summary

Positive safety and tolerability
0 of 10 NPM-139 subjects experienced adverse events reported as treatment related
5 of 10 Wegovy subjects experienced gastrointestinal adverse events reported as treatment related

- **No measurable NPM-139 drug burst**
- **Comparable weight loss between NPM-139 and Wegovy**
- **Encouraging drug release profile consistent with preclinical performance**
- **Clinical advancement supported**

Encouraging Translation of NPM-139 Performance in Rats to Humans in SLIM-1; Full Data Set



Low-dose NPM-139 (semaglutide implant) in Humans, SLIM-1 (n=10)
Lose-dose Wegovy (semaglutide injection, 0.25 mg/week) in Humans, SLIM-1 (n=10)
NPM-139 in Rats (Normalized to 250g Rat), Next Gen. Formulation, Adjusted for Expected Human Levels (n=5 for first 28 days, n=3 thereafter)
NPM-139 in Rats (Normalized to 250g Rat), SLIM-1 Configuration, Adjusted for Expected Human Levels (n=5)
Semaglutide Plasma Levels (ng/mL)
45
40
35
30
25
20
15
10
5
0
0
10
20
30
40
50
60
70
80
90
Time (Day)

Data is mean ± SE. BQL reported as BQL/2. LLOQ = 5 ng/mL

Encouraging Translation of NPM-139 Performance in Rats to Humans in SLIM-1; Manufacturing Subgroup



Low-dose NPM-139 (semaglutide implant) in Humans, SLIM-1 (n=5, modified selection using narrower in-process manufacturing specs)
Lose-dose Wegovy (semaglutide injection, 0.25 mg/week) in Humans, SLIM-1 (n=10)
NPM-139 in Rats (Normalized to 250g Rat), Next Gen. Formulation, Adjusted for Expected Human Levels (n=5 for first 28 days, n=3 thereafter)
NPM-139 in Rats (Normalized to 250g Rat), SLIM-1 Configuration, Adjusted for Expected Human Levels (n=5)
Semaglutide Plasma Levels (ng/mL)
45
40
35
30
25
20
15
10
5
0
0
10
20
30
40
50
60
70
80
90
Time (Day)

Data is mean ± SE. BQL reported as BQL/2. LLOQ = 5 ng/mL

Vivani

Strong Gastrointestinal Safety and Tolerability Profile for NPM-139

Summary of Treatment-Emergent Adverse Events by System Organ Class and Preferred Term
(ITT Analysis Population)

System Organ Class Preferred Term	Semaglutide Implant N=10 n (%)	Semaglutide SC QW N=10 n (%)	Overall N=20 n (%)
Gastrointestinal disorders	1 (10.0)	5 (50.0)	6 (30.0)
Nausea	0	3 (30.0)	3 (15.0)
Abdominal pain	0	2 (20.0)	2 (10.0)
Diarrhoea	1 (10.0)	1 (10.0)	2 (10.0)
Abdominal distension	0	1 (10.0)	1 (5.0)
Constipation	0	1 (10.0)	1 (5.0)

Single treatment-emergent GI AE in the implant group (NPM-139) was reported as not treatment-related

All treatment-emergent GI AEs in the SC group (Wegovy) were reported as treatment-related except for the single case of diarrhoea

0 of 10 NPM-139 subjects experienced gastrointestinal adverse events reported as treatment related

5 of 10 Wegovy subjects experienced at least one gastrointestinal adverse event reported as treatment related

Strong Overall Safety and Tolerability Profile for NPM-139

Summary of Treatment-Emergent Adverse Events by System Organ Class and Preferred Term
(ITT Analysis Population)

System Organ Class Preferred Term	Semaglutide Implant N=10 n (%)	Semaglutide SC QW N=10 n (%)	Overall N=20 n (%)
Number of participants with at least one TEAE	6 (60.0)	6 (60.0)	12 (60.0)
Gastrointestinal disorders	1 (10.0)	5 (50.0)	6 (30.0)
Nausea	0	3 (30.0)	3 (15.0)
Abdominal pain	0	2 (20.0)	2 (10.0)
Diarrhoea	1 (10.0)	1 (10.0)	2 (10.0)
Abdominal distension	0	1 (10.0)	1 (5.0)
Constipation	0	1 (10.0)	1 (5.0)
Infections and infestations	2 (20.0)	2 (20.0)	4 (20.0)
Upper respiratory tract infection	2 (20.0)	2 (20.0)	4 (20.0)
Immune system disorders	2 (20.0)	0	2 (10.0)
Type IV hypersensitivity reaction	2 (20.0)	0	2 (10.0)
Skin and subcutaneous tissue disorders	2 (20.0)	0	2 (10.0)
Dermatitis contact	2 (20.0)	0	2 (10.0)
Injury, poisoning and procedural complications	0	1 (10.0)	1 (5.0)
Ligament sprain	0	1 (10.0)	1 (5.0)
Nervous system disorders	1 (10.0)	0	1 (5.0)
Headache	1 (10.0)	0	1 (5.0)

Zero adverse events, including GI, in the implant group (NPM-139) were reported as treatment-related

5 subjects in the SC group (Wegovy) experienced at least one GI AE reported as treatment-related

Vivani

NPM-139 Weight Loss Comparable with Wegovy Control Group

Summary of Body Weight
(ITT Analysis Population)

	Semaglutide Implant N=10			Semaglutide SC QW N=10			Overall N=20		
Visit Statistic	Result (kg)	Change from Baseline (kg)	Percent change from Baseline (%)	Result (kg)	Change from Baseline (kg)	Percent change from Baseline (%)	Result (kg)	Change from Baseline (kg)	Percent change from Baseline (%)
Visit 8 End Of Treatment/Early Termination (Day 29)									
n	10	10	10	10	10	10	20	20	20
Mean	95.21	-0.67	-0.79	90.22	-0.76	-0.82	92.72	-0.71	-0.81
Standard deviation	19.726	1.502	1.699	14.672	0.990	1.172	17.113	1.239	1.420
25th percentile (Q1)	70.90	-1.50	-1.63	81.20	-1.70	-1.85	80.70	-1.60	-1.74
Median	96.60	-1.05	-1.00	85.65	-0.85	-0.84	91.80	-0.90	-0.99
75th percentile (Q3)	114.70	0.30	0.44	95.50	-0.20	-0.21	104.60	0.25	0.33
Minimum	68.0	-3.1	-4.2	77.2	-2.1	-2.5	68.0	-3.1	-4.2
Maximum	117.1	2.1	1.8	127.5	0.8	1.0	127.5	2.1	1.8

NPM-139 subjects (n=10) lost an average of 0.67 kg (0.79%)

Wegovy subjects lost an average of 0.76 kg (0.82%)

NPM-139 manufacturing subgroup (n=5) subjects lost an average of 1.54 kg (1.78%)

Vivani

NPM-139 clinical and regulatory development: Near-term plan builds on recent wins

Milestone	Status
Reported preclinical proof of concept with NPM-139 (semaglutide implant)	August 2025
Received regulatory approval to initiate SLIM-1 clinical trial	June 2026
Announced Novo Nordisk agreement to evaluate NPM-139	July 2026
SLIM-1 full enrollment and all patients successfully dosed	August 2026
Reported SLIM-1™, Phase 1 trial, top-line results	November 2026
Initiation of Phase 2 dose ranging study	**2027 (projected)**

Vivani

Proposed NPM-139 Phase 2 study design: SLIM-2™


Randomize
Run-In (20 weeks)*
Randomized Treatment Period (16 or 24 weeks)
Semaglutide Implant Dose 3
Semaglutide Implant Dose 2
Semaglutide Implant Dose 1
Placebo (sham implant)
Wegovy® (semaglutide injection, 2.4 mg/week)**
2.4 mg
1.7 mg
1.0 mg
0.5 mg
Semaglutide 0.25 mg
Dose escalation at 4-week intervals

* Individuals who have already lost weight on a GLP-1RA-based therapy may also be included and would forego the run-in

** Unblinded

NanoPortal retatrutide implant provides steady preclinical pharmacokinetics

***In vivo* pharmacokinetics of prototype NanoPortal retatrutide implant in Sprague-Dawley rats in an ongoing study.** Values are mean ± SE.



Prototype NanoPortal Retatrutide Implant,
n=12 (through day 28), n=9 (day 28 to 56), n=6 thereafter
Plasma Concentration (ng/mL, normalized to 250g)
200
150
100
50
0
0
20
40
60
80
100
120
140
160
Time (Day)

Patient and prescriber market research signals strong adoption potential for an ultra-long-acting GLP-1 implant



Currently on a GLP-1 therapy (n=324)
11%
33%
42%
14%
Ex-GLP-1 therapy (n=178)
17%
36%
35%
12%
GLP-1 therapy naïve (n=319)
17%
39%
34%
10%
Definitely not
Unlikely
Likely
Definitely

dQ&A Insights reported market research during FDA Advisory Board to review ITCA 650 (exenatide implant) on September 21, 2023. Research conducted in patients with T2D.

Patient market research

56% of GLP-1 patients responded "likely" or "definitely" to get a GLP-1 implant if FDA approved, prescriber recommended, and covered by insurance

Prescriber market research

Average prescriber rating of **8.3 on a 10-point scale** regarding likelihood of prescribing a long-acting GLP-1 implant

Vivani sponsored qualitative (n=10) market research of diabetes treating primary care physicians, March 2020. ~90% of patients receive treatment in primary care.

Contraception analog supports strong adoption potential for an ultra-long-acting GLP-1 implant

THE CONTRACEPTION MARKET: AN ANALOG FOR GLP-1s

Both require chronic dosing, with options spanning daily oral pills and long-acting implants. Among U.S. women ages 15–49 using a prescription contraceptive drug or device:


47%
43%
Other Rx

Denominator: 18.1M

- Oral contraceptive pills — **~8.5M women**
- Long-acting reversible (IUDs, implants) — **~7.9M women**

SUBDERMAL IMPLANT: NEXPLANON®


FY2024
$963M
FY2025
$921M

annual global sales of Nexplanon (etonogestrel implant), FY2024–FY2025

A single long-acting implant has built a near-$1B franchise, demonstrating the commercial potential of subdermal delivery for chronic therapy.


80%

of commercially insured adults **starting a GLP-1 for obesity were women** (mean age 46.5)

Prescription contraceptive drugs or devices: pill, IUD, implant, injectable, ring and patch; excludes sterilization, condoms, withdrawal and fertility-awareness methods. Women using more than one method are classified by the most effective method. The above are estimates. Percentages may not sum due to rounding. Sources: Vivani analysis of Daniels K, Abma JC. Current Contraceptive Status Among Females Ages 15–49: United States, 2022–2023. NCHS Data Brief No. 539. National Center for Health Statistics; August 2025. Organon, Q4 and Full Year 2025 earnings release, February 12, 2026 (Nexplanon/Implanon NXT global sales). "80%" estimate from JAMA Netw Open . 2026 Mar 10;9(3).

The Vivani executive leadership team



Adam Mendelsohn PhD
CEO/Director

- ✓ Co-founder/Co-inventor of Vivani technology
- ✓ PhD Bioengineering (UCSF/UC Berkeley)
- ✓ Management of Technology Certificate at Haas School of Business
- ✓ Research focused on diabetes treatment
- ✓ Formerly at Boston Scientific and MiniMed



Donald Dwyer, MBA
Chief Business Officer

- ✓ Former Executive Director at AstraZeneca with leadership roles in regulatory affairs, drug development, commercial and business development
- ✓ Former Vivani Board observer for AZ
- ✓ Former PhaseBio Board observer for AZ (prior to IPO)
- ✓ Former Director at Cephalon and Rhone Poulenc Rorer



Lisa Porter, MD
Chief Medical Officer

- ✓ Former Chief Medical Officer for Eiger BioPharmaceuticals and Dance BioPharm
- ✓ Former VP of Medical Development for Amylin
- ✓ Former Director at GSK, Global Head of Clinical Strategy for Avandia
- ✓ Former Board member of ViaCyte, Inc.



Truc Le, MBA
Chief Operations Officer

- ✓ Numerous COO and Executive Positions at Device and Drug-Device Companies, including:
- ✓ CTO at Dance BioPharm, COO at Avid Bio
- ✓ Exec VP at Prima Biomed, Sr. VP at Nektar Therapeutics (responsible for Exubera approval), and Worldwide VP at Johnson & Johnson



Anthony Baldor, MS, MBA
Chief Financial Officer

- ✓ Former CFO and Head of Business Development at Diakonos Oncology
- ✓ Former VP Corporate Strategy and Development at 4DMT
- ✓ Former Research Analyst at Jefferies
- ✓ Former Venture Capital Principal at BioInnovation Capital and Associate at RMI Partners

Vivani headquarters and GMP manufacturing facility


1350
South Loop Road





Vivani

Guaranteed adherence. Better outcomes.

- **Only GLP-1 implant in development for obesity, chronic weight management, and type 2 diabetes**
- **Significant improvements in adherence, tolerability and convenience expected to address primary GLP-1 market challenges today and in the future**
- **Unique opportunity aligning significant potential benefits for patients, prescribers, payors, and investors**



Vivani™
Nasdaq: VANI

Thank You

Company Contact:
Donald Dwyer, Chief Business Officer
info@vivani.com

Investor Relations Contact:
Jami Taylor, Investor Relations Advisor
investors@vivani.com

www.vivani.com

